                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 13, 2003


                          BROADWING COMMUNICATIONS INC.
             (Exact name of registrant as specified in its charter)


         Delaware                       0-20803                74-2644120
(State or other jurisdiction     (Commission File Number)     (IRS Employer
      of incorporation)                                     Identification No.)

     1122 Capital of Texas Highway South
                  Austin, TX                                    78746
   (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (512) 328-1112

FORM 8-K                                         BROADWING COMMUNICATIONS INC.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

Cincinnati Bell Inc. (NYSE: CBB) filed a Form 8-K on June 13, 2003 announcing that it amended the Asset Purchase Agreement to sell the assets of its broadband business, Broadwing Communications Services Inc., including the Broadwing name, to privately held C III Communications, LLC. A copy of Amendment No. 1 to the Agreement for the Purchase and Sale of Assets is attached as
Exhibit 99.1.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          BROADWING COMMUNICATIONS INC.


                                 By:    /s/ Jeffrey C. Smith
                                     ------------------------------------------
                                        Jeffrey C. Smith
                                        Chief Human Resources Officer, General
                                        Counsel and Corporate Secretary



Date: June 13, 2003

                                  EXHIBIT INDEX


   Exhibit No.                       Exhibit                       Page No.
   -----------                       -------                       --------

      99.1            Amendment No. 1 to Agreement for the
                      Purchase and Sale of Assets.